SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

Medtronic, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

1-7707	41-0793183
(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway

Minneapolis,  Minnesota  55432

(Address of Principal Executive Offices and Zip Code)

(763)  514-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On September 28, 2004, Medtronic, Inc. issued a press release announcing the results of the jury verdict in the lawsuit entitled Medtronic Sofamor Danek, Inc.,vs. Gary K. Michelson, M.D., and Karlin Technology, Inc., involving technology agreements among the parties.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.  This information is disclosed pursuant to Regulation FD.

Item 9.01.              Financial Statements and Exhibits

(a)   Financial statements:  None.

(b)   Pro forma financial information:  None.

(c)   Exhibits:

Exhibit 99.1     Press release dated September 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

		By	/s/ Ronald E. Lund
Date:	September 28, 2004		Ronald E. Lund
Senior Vice President,
General Counsel and Corporate Secretary